SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO.1)
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 30, 2000



                          Grow Biz International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


       000-22012                                       41-1622691
(Commission File Number)                 (I.R.S. Employer Identification Number)


                               2400 Dahlberg Drive
                         Golden Valley, Minnesota 55422
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 520-8500
              (Registrant's Telephone Number, Including Area Code)

                           --------------------------

          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

On August 30, 2000, Grow Biz International, Inc. ("Grow Biz") completed the sale of its Computer Renaissance franchise system and three Computer Renaissance retail stores to Hollis Technologies, LLC and CompRen, Inc. of Lakeland, Florida pursuant to an Asset Purchase Agreement dated August 30, 2000 by and among Grow Biz, Hollis Technologies, LLC and CompRen, Inc. (individually Hollis Technologies, LLC shall be referred to as "Hollis" and CompRen, Inc. shall be referred to as "CompRen" and collectively Hollis and CompRen shall be referred to as the "Buyer").

Pursuant to the Asset Purchase Agreement, Grow Biz sold all its assets, properties, rights, title and interest in the Computer Renaissance franchise system and its three company-owned Computer Renaissance stores to Buyer for $3.0 million and certain assumed liabilities. Grow Biz has agreed to indemnify Buyer for certain claims, causes of action or damages, including those arising from all times prior to August 30, 2000, and agreed to place $1.0 million of the cash purchase price in a escrow account for an eighteen month period. The escrow agent will disburse to Grow Biz $333,333.33 minus the amount of any claims, on the six-month, twelve month and eighteen month anniversary of the date of the transaction.

In connection with the Asset Purchase Agreement, Grow Biz and Hollis entered into a Software License Agreement and Trademark License Agreement. Grow Biz granted Hollis a world-wide, royalty free right and license to use licensed trademarks in connection with the Computer Renaissance franchising business and to use certain point-of-sale and inventory management software.

Grow Biz agreed to maintain as confidential any confidential or proprietary information or materials related to the Computer Renaissance franchise system and Grow Biz and its Chief Executive Office agreed not to, for a five year period, directly or indirectly compete against Buyer by operating a computer franchise system or used and new computer retail stores.

In addition, Grow Biz entered into a five year Consulting Agreement dated August 30, 2000 with Hollis. Pursuant to the Consulting Agreement, Grow Biz agreed to assist Hollis with the orderly transition of the Computer Renaissance franchise system from Grow Biz to Buyer and with business strategy matters relating to the Computer Renaissance franchise system.



Item 7.  Financial Statement and Exhibits

A.       Financial statements of businesses acquired.

          Not applicable.

B. Pro forma financial information.

         At the time this Report on Form 8-K was filed with the Securities and Exchange Commission, it was impracticable to provide the required pro forma financial information. Pursuant to Item 7(b)(2) of Form 8-K, the required pro forma financial information will be filed by amendment by November 13, 2000 or sooner if such information is available.

C.       Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.     Description

              2.1 Asset Purchase Agreement dated August 30, 2000 by and among Grow Biz International, Inc., Hollis Technologies, LLC and CompRen, Inc. Pursuant to Item 601(b)(2) of the Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Asset Purchase Agreement as follows:

                     Schedule 1    Contracts Schedule
                     Schedule 2    Leases Schedule
                     Schedule 3    Franchise Agreement Schedule (See 3.22(a))
                     Schedule 4    Proprietary Rights Schedule
                     Schedule 5    Permits Schedule
                     Schedule 6    Excluded Assets Schedule
                     Schedule 7    Assumed Liability Schedule
                     Schedule 8    Excluded Liability Schedule
                     Schedule 9    Allocation Schedule
                     Schedule 10   Qualification Schedule
                     Schedule 11   Consents Schedule
                     Schedule 12   Financial Statements Schedule
                     Schedule 13   Accounting Schedule
                     Schedule 14   Developments Schedule
                     Schedule 15   Encumbrances Schedule
                     Schedule 16   Tax Schedule
                     Schedule 17   Employee Benefits Schedule
                     Schedule 18   Litigation Schedule
                     Schedule 19   Insurance Schedule
                     Schedule 20   Brokerage Schedule
                     Schedule 21   Employee Schedule
                     Schedule 22   Compliance Schedule
                     Schedule 23   Environmental and Safety Schedule
                     Schedule 24   Affiliated Transactions Schedule

                     Schedule 25   Schedule 3.22(a)
                     Schedule 26   Schedule 3.22(e)
                     Schedule 27   Schedule 3.22(g)
                     Schedule 28   Schedule 3.22(h)
                     Schedule 29   Schedule 3.22(i)
                     Schedule 30   Schedule 3.22(k)
                     Schedule 31   Schedule 3.22(m)
                     Schedule 32   Schedule 3.22(n)
                     Schedule 33   Schedule 3.22(o)
                     Schedule 34   Schedule 3.22(p)
                     Schedule 35   Schedule 3.22(q)
                     Schedule 36   Schedule 3.22(r)
                     Schedule 37   Schedule 3.22(s)
                     Schedule 38   Schedule 3.22(t)
                     Schedule 39   Schedule 3.22(u)
                     Schedule 40   Schedule 3.23(a)
                     Schedule 41   Schedule 3.23(c)
                     Schedule 42   Schedule 3.23(e)
                     Schedule 43   Schedule 3.23(g)
                     Schedule 44   Schedule 3.23(h)
                     Schedule 45   Schedule 3.23(i)
                     Schedule 46   Schedule 3.24(a)
                     Schedule 47   Schedule 3.24(f)
                     Schedule 48   Schedule 3.25(a)
                     Schedule 49   Exhibit 1.1(a)(i)
                     Schedule 50   Exhibit 1.1(a)(ii)
                     Schedule 51   Exhibit 1.1(a)(iii)

             10.1 Trademark License Agreement dated August 30, 2000 by and between Grow Biz International, Inc. and Hollis Technologies, LLC.

             10.2 Software License Agreement dated August 30, 2000 by and between Grow Biz International, Inc. and Hollis Technologies, LLC.

             10.3 Consulting Agreement dated August 30, 2000 by and between Grow Biz International, Inc.
                     and Hollis Technologies, LLC.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Grow Biz International, Inc.



          Date: September, 14, 2000      By /s/ John L. Morgan
                                         John L. Morgan, Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K

                          Grow Biz International, Inc.


Exhibit No.                Description

         Exhibit No.     Description

              2.1 Asset Purchase Agreement dated August 30, 2000 by and among Grow Biz International, Inc., Hollis Technologies, LLC and CompRen, Inc. Pursuant to Item 601(b)(2) of the Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Asset Purchase Agreement as follows:

                     Schedule 1    Contracts Schedule
                     Schedule 2    Leases Schedule
                     Schedule 3    Franchise Agreement Schedule (See 3.22(a))
                     Schedule 4    Proprietary Rights Schedule
                     Schedule 5    Permits Schedule
                     Schedule 6    Excluded Assets Schedule
                     Schedule 7    Assumed Liability Schedule
                     Schedule 8    Excluded Liability Schedule
                     Schedule 9    Allocation Schedule
                     Schedule 10   Qualification Schedule
                     Schedule 11   Consents Schedule
                     Schedule 12   Financial Statements Schedule
                     Schedule 13   Accounting Schedule
                     Schedule 14   Developments Schedule
                     Schedule 15   Encumbrances Schedule
                     Schedule 16   Tax Schedule
                     Schedule 17   Employee Benefits Schedule
                     Schedule 18   Litigation Schedule
                     Schedule 19   Insurance Schedule
                     Schedule 20   Brokerage Schedule
                     Schedule 21   Employee Schedule

                     Schedule 22   Compliance Schedule
                     Schedule 23   Environmental and Safety Schedule
                     Schedule 24   Affiliated Transactions Schedule
                     Schedule 25   Schedule 3.22(a)
                     Schedule 26   Schedule 3.22(e)
                     Schedule 27   Schedule 3.22(g)
                     Schedule 28   Schedule 3.22(h)
                     Schedule 29   Schedule 3.22(i)
                     Schedule 30   Schedule 3.22(k)
                     Schedule 31   Schedule 3.22(m)
                     Schedule 32   Schedule 3.22(n)
                     Schedule 33   Schedule 3.22(o)
                     Schedule 34   Schedule 3.22(p)
                     Schedule 35   Schedule 3.22(q)
                     Schedule 36   Schedule 3.22(r)
                     Schedule 37   Schedule 3.22(s)
                     Schedule 38   Schedule 3.22(t)
                     Schedule 39   Schedule 3.22(u)
                     Schedule 40   Schedule 3.23(a)
                     Schedule 41   Schedule 3.23(c)
                     Schedule 42   Schedule 3.23(e)
                     Schedule 43   Schedule 3.23(g)
                     Schedule 44   Schedule 3.23(h)
                     Schedule 45   Schedule 3.23(i)
                     Schedule 46   Schedule 3.24(a)
                     Schedule 47   Schedule 3.24(f)
                     Schedule 48   Schedule 3.25(a)
                     Schedule 49   Exhibit 1.1(a)(i)
                     Schedule 50   Exhibit 1.1(a)(ii)
                     Schedule 51   Exhibit 1.1(a)(iii)

             10.1 Trademark License Agreement dated August 30, 2000 by and between Grow Biz International, Inc. and Hollis Technologies, LLC.

             10.2 Software License Agreement dated August 30, 2000 by and between Grow Biz International, Inc. and Hollis Technologies, LLC.

             10.3 Consulting Agreement dated August 30, 2000 by and between Grow Biz International, Inc.
                     and Hollis Technologies, LLC.